EX-99.906CERT


      Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, President and Chief Executive Officer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

		1.	The Registrant's periodic report on Form N-CSR for the period
			ended September 30, 2007 (the "Report") fully complies with
			the requirements of 15(d) of the Securities Exchange Act of
			1934, as amended; and

		2.	The information contained in the Report fairly presents, in
			all material aspects, the financial condition and results of
			operations of the Registrant.


Date:______December 7, 2007_________	__/s/  Terrence K.H. Lee______________
							Terrence K.H. Lee
							President and CEO




I, Nora B. Simpson, Treasurer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

		1.	The Registrant's periodic report on Form N-CSR for the period
			ended September 30, 2007 (the "Report") fully complies with
			the requirements of 15(d) of the Securities
			Exchange Act of 1934, as amended; and

		2.	The information contained in the Report fairly presents, in
			all material aspects, the financial condition and results of
			operations of the Registrant.


Date:_____December 7, 2007__________	__/s/  Nora B. Simpson______________
							Nora B. Simpson
							Treasurer




This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.